UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2009

                          INFINITY CAPITAL GROUP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



          000-30999                                           16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2009, Infinity Capital Group, Inc. ("Seller") entered into a Share Purchase Agreement with BlackStar Energy Group, Inc.("Buyer") whereby Buyer agreed to purchase NPI08, Inc., a portfolio company held by Infinity Capital Group, Inc., for $125,000 plus 50,000 shares of NPI08, Inc.

The purchase price for the 6,203,960 shares of NPI08, Inc. is as follows:

     * $10,000 as a non-refundable deposit upon signing of the Share Purchase Agreement (Exhibit 10.1);

     *    $15,000 cash upon issuance of the promissory note;

     * $100,000 due in two payments of $50,000, first payment is due on January 31, 2010 and second payment is due on March 31, 2010, or earlier if sufficient capital is raised; and

     * a newly issued NPI08, Inc. certificate for 50,000 shares (post-reverse split) due upon Closing.

The Share Purchase Agreement is attached in its entirety as Exhibit 10.1.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

On December 9, 2009 Infinity Capital Group, Inc. and Jonathan Schwartz entered into a Stipulation of Settlement ("Settlement") for $18,000 regarding the Complaint filed by Jonathan Schwartz against Infinity Capital Group, Inc. in the Civil Court of the City of New York, County of New York, Index No. 0046377. The Settlement terms are as follows:

     *    $1,500 paid upon signing of the Stipulation of Settlement;

     *    $6,000 paid within 10 days; and

     *    Remaining balance of $10,500 due within 60 days from December 9, 2009.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  10.1 -   Share Purchase Agreement





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: January 7, 2010


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President
































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